                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 14, 2004
                                                           ------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


           MICHIGAN                   1-13092               38-1841410
           --------                   -------               ----------
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.)


            30200 TELEGRAPH ROAD, SUITE 105                     48025
                BINGHAM FARMS, MICHIGAN                         -----
       (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number including area code:        (248) 644-7110
                                                              --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued May 14, 2004


ITEM 12. Results of Operations and Financial Condition

                  On May 14, 2004, Malan Realty Investors, Inc. issued a press release announcing its net assets in liquidation at the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MALAN REALTY INVESTORS, INC.
                                           (registrant)



June 4, 2004                               By:  /s/ Melinda M. Hale
                                                -------------------
                                                Melinda M. Hale
                                                Acting Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued May 14, 2004



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